SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              Form 8-K


        Current Report Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) March 17, 1997



              AMERICAN CONSOLIDATED GROWTH CORPORATION
       (Exact name of registrant as specified in its charter)



    Delaware                 0-16447                  52-1508578
(State of incorporation)  (Commission File Number)  (IRS Employer ID number)



       8100 East Arapahoe Road, Suite 309, Englewood, CO 80112
          (Address of principal executive office)          (Zip code)


                         (303)     220-8686
        (Registrant's telephone number, including area code)

                              Form 8-K


                           Current Report
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Item 1.             Changes in Control of Registrant.
                    See Item 5 Below.

Item 2.             Acquisition or Disposition of Assets.
                    See Item 5 Below.

Item 3.             Bankruptcy or Receivership.
                    Not Applicable

Item 4.             Changes in Registrant's Certifying Accountant.
                    Not Applicable

Item 5.             Other Events.
                    On March 17, 1997, at a meeting of the Board of Directors, the Company voted to reject an offer and to terminate negotiations with International Nursing Services, (INS - a public company trading on the NASDAQ Small Cap Market under the symbol "NURS"), concerning the proposed sale of AMGC's wholly owned subsidiary, Eleventh Hour, Inc. (EHI).

                    On March 17, 1997, the Board of Directors confirmed the appointment of Mr. Louis F. Coppage as acting Chairman and CEO. Mr. Coppage, 60, has been AMGC's investment banking advisor since January, 1995 and succeeds Mr. Mickey E. Fouts, who resigned on
June 27, 1996.

Item 6.             Resignation of Registrant's Directors.
                    Not Applicable.


Item 7.             Financial Statement, Pro Forma Financial
                    Information and Exhibits.
                    Not Applicable


Item 8.             Change in Fiscal Year.
                    Not Applicable


                             SIGNATURES



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 21st day of March, 1997.

                                            Cory J. Coppage
                                   By: s/s  ________________________
                                            Cory J. Coppage
                                            Secretary and Director

Dated: March 21, 1997